SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 30, 1998



                                  Exogen, Inc.
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             (Exact name of Registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            000-26154                               22-3208468
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   (Commission File Number)             (IRS Employer Identification Number)


10 Constitution Avenue, P.O. Box 6860, Piscataway, NJ               08855
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(Address of principal executive offices)                         (Zip Code)

                                 (732) 981-0990
              Registrant's telephone number, including area code:
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events

                  On September 30, 1998 and October 9, 1998, the Company settled all outstanding litigation in connection with Exogen, Inc. v. Pilla Consulting, Inc. and Arthur A. Pilla, Index No. 601689/97 filed in the Supreme Court of the State of New York, County of New York and Jonathan J. Kaufman v. Interpore Orthopedics, Inc. and Exogen, Inc, No. 95 Civ. 2339 filed in the United States District Court for the Southern District of New York. The Company also entered into a settlement agreement with Alessandro Chiabrera ("Chiabrera"). Messrs. Kaufman, Pilla and Chiabrera, former consultants to Interpore Orthopedics, Inc. ("Interpore"), the company from which Exogen purchased certain SAFHS ultrasound assets at the time of Exogen's formation, claimed the right to certain royalties from the sale of SAFHS devices. As part of the settlement, Exogen is obligated to pay the parties an aggregate of Seven Hundred Thousand Dollars ($700,000), One Hundred Ninety Thousand Nine Hundred Eight Dollars ($190,908) of which was payable initially. The remainder is payable in annual installments through July 2002. In addition, Exogen issued to Pilla and Chiabrera five year warrants to purchase an aggregate of One Hundred Twenty Five Thousand (125,000) shares of Exogen's common stock, par value $0.0001 per share (the "Common Stock"), at an exercise price of Three and 12/100 Dollars ($3.12) per share and granted them certain registration rights. In addition to Exogen, Interpore was also a party to the settlements and is obligated to pay certain amounts to the parties.

Item 7.  Financial Statements and Exhibits

                  (c)  Exhibits

Exhibit Number                          Description
--------------                          -----------


    10.1 Promissory Note, dated October 6, 1998, issued by the Company to Jonathan J. Kaufman.

    10.2 Promissory Note, dated October 6, 1998, issued by the Company to Alessandro Chiabrera.

    10.3 Warrant to Purchase Common Stock, dated October 9, 1998, issued by the Company to Alessandro Chiabrera.

    10.4 Registration Rights Agreement, dated October 9, 1998, by and between the Company and Alessandro Chiabrera.

    10.5 Promissory Note, dated September 30, 1998, issued by the Company to Pilla Consulting, Inc.

    10.6 Warrant to Purchase Common Stock, dated September 30, 1998, issued by the Company to Arthur A. Pilla.

    10.7 Registration Rights Agreement, dated September 30, 1998, by and between the Company and Arthur A. Pilla.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


                                     EXOGEN, INC.
                                     (Registrant)


Date:      October 19, 1998          By: /s/  PATRICK A. McBRAYER
                                         -------------------------
                                         Patrick A. McBrayer
                                         President and Chief Executive Officer